Ex 99.1

Annual Meeting of Stockholders

April 27, 2011

Forward-Looking Statements

       This investor presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, those set forth in the Company’s Form 10-k under the caption “Risk Factors” and changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake -- and specifically disclaims any obligation -- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company Profile

Commercial banking franchise in Northern NJ;  founded in 1998

A relationship-based lender located in one of the Nation’s wealthiest regions

$329 million in assets at year-end 2010

Strong capital; tangible common equity ratio 12.0%

Sound asset quality; greater than 99.9% of all loans are performing

First quarter 2011 blended cost of deposits was 55 basis points

Record  earnings in 2010, marking the 9th consecutive year of profitability

85% of deposits core; 25% noninterest-bearing demand

NASDAQ listed--Ticker:  SOMH

PASSAIC
WARREN
MORRIS
LONG VALLEY
MENDHAM
MORRISTOWN
ESSEX
BERNARDSVILLE
MADISON
SUMMIT
NYC
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER

SOMERSET HILLS BANCORP

Branch Network

Phil.

Valuable New Jersey Franchise

Superior asset quality

We rank #1 out of 28 in asset quality versus NJ Banks (see note)

Rank based on SOMH nonperforming asset ratio of 0.08% versus NJ average of 2.88%

Exceptional deposit mix

We rank #2 out of 28 in deposit mix

Rank based on SOMH core (non-CD) deposits percentage of 85% versus NJ average of 64%

Wealthy operating area

We rank #2 out of 28 in HH Income

Rank based on weighted avg. median HH Income in SOMH trade area of $99,000 versus NJ Bank Avg. of $76,000 (National Avg. is $55,000)

Scarcity Value - very few banking franchises in the Nation possess all three of these attributes

Note: Rankings based on publicly traded commercial banks headquartered in New Jersey with total assets greater than $170 MM. All data obtained from SNL Financial as of December 31, 2010. Nonperforming asset ratio calculated as nonaccrual loans plus OREO divided by Total Assets.

$350,000
$300,000
$250,000
$200,000
$150,000
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1

SOMERSET HILLS BANCORP

Balance Sheet Trends
 ($ thousands, quarterly avg.)

Total Assets

Core
Deposits

Loans

$3,000
$2,000
$1,000
$0
$382
$1,566
$1,894
$2,510
$410
$603
2007
2008
2009
2010
2010 1Q
2011 1Q

SOMERSET HILLS BANCORP

Net Income Trend
($ thousands)

Strong Earnings Momentum

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
10.00%
7.50%
5.00%
2.50%
0.00%
Return on Equity (Right Axis)
Return on Assets (Left Axis)
0.13%
0.56%
0.61%
0.80%
1.01%
4.24%
4.65%
6.37%
2007
2008
2009
2010

SOMERSET HILLS BANCORP

Profitability Ratios (Annual)

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
10.00%
7.50%
5.00%
2.50%
0.00%
Return on Equity (Right Axis)
Return on Assets (Left Axis)
0.54%
0.77%
4.28%
6.15%
2011Q1

SOMERSET HILLS
BANCORP

Profitability Ratios (1st Quarter)

2010Q1

4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
4.21%
3.74%
3.98%
3.99%
2008
2009
2010
1Q 2011

SOMERSET HILLS BANCORP

Net Interest Margin Trend

Reflects strategy to
increase liquidity

Unwinding of
strategy

Loan growth

Working  our way back to 4.00%+

$11.2
$9.8
$10.1
$9.6
85.1%
78.5%
75.5%
71.4%
$10.0
$8.0
$6.0
$4.0
100.0%
80.0%
60.0%
40.0%
2007
2008
2009
2010
Efficiency Ratio (Right Axis)
Total Operating Expense (Left Axis)

SOMERSET HILLS BANCORP

Operating Efficiency
($ millions)

Always determined to do
more with less

20.00%
15.00%
10.00%
5.00%
0.00%
11.98%
10.44%
14.28%
15.48%
5.00%
6.00%
10.00%
Bancorp Tangible Common Equity
Leverage
Tier 1 Risk-based
Total Risk-based
Ratio at 12/31/10
Minimum "Well-Capitalized"

SOMERSET HILLS BANCORP

Capital Strength

An additional $4+
million of capital
is held at holding
company.

All regulatory capital ratios are more
than 500 bps in excess of well-
capitalized levels.

NPA's as a % of Total Assets
5.00
4.00
3.00
2.00
1.00
0.00
Community Bank
Indexes
2004
2005
2006
2007
2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
SOMH
NJ Community Banks
US Community Banks
Stifel Community Banks

SOMERSET HILLS BANCORP

Credit Quality

Source: SNL Financial. Commercial banks between $100mm and $1billion in total assets. SNL’s definition of nonperforming assets includes troubled debt restructurings.

Somerset Hills Bank

Somerset Hills has significantly
less problem assets

Asset Quality-How Do We Do It?

Credit Culture

Conservative Strict Underwriting standards (Low LTV, Recourse, etc.)

Philosophy of “careful growth” since inception in 1998

Owner-occupied collateral - focusing on professionals (e.g., lawyers, accountants, doctors)

Economic Strength of Operating Area

Our borrowers tend to have greater financial cushion than those in other regions

Better positioned, although not immune, to withstand economic downturn

We are NOT in the following businesses:

Indirect auto, credit cards, leasing, and SBA lending

Focus on Loan Monitoring and Collection

We continuously monitor borrower financial condition

Have always been aggressive collectors in all business cycles

Residential
13%
Commercial
15%
Consumer
21%
Construction
and Land
4%
Commercial
Mtg.
47%

SOMERSET HILLS
BANCORP

Loan Mix at Year-end 2010

Total Loan
Portfolio =
$207.1 million

Well-diversified
by Loan Type

Commercial Mortgage Portfolio
(information as of December 31, 2010)

Portfolio totals $98.2 million

We’ve never had a loss in this portfolio

100% of portfolio is secured by NJ properties

Diversified with $659,000 average exposure per loan

Average LTV at origination was 57%

Approximately 56% of portfolio is owner-occupied by local businesses

More than 90% of portfolio carries personal guarantees

Commercial Loan Portfolio
(information as of December 31, 2010)

Portfolio totals $31.6 million

No nonperforming loans

Average loan size of less than $200,000 reflecting a diverse local customer base, with strong cross sell and referral opportunities

Virtually all commercial loans supported by personal guarantees and by collateral including:

First- and second-liens on residential and/or commercial properties

Liquid assets, such as marketable securities

Other business assets including equipment, inventory and trade receivables

$42.9 million outstanding (98% Home Equity)

Historical charge-offs in home equity portfolio = ZERO

No nonaccrual loans

100% in State of NJ

Self-originated, individually underwritten in-house

We do not use automated underwriting models

Majority originated with a CLTV of 50% to 65%; maximum of 80%

85% of portfolio represented by home equity lines of credit, which are additionally underwritten on a cash flow basis

Consumer Loan Portfolio
(information as of December 31, 2010)

Residential Mortgage Lending
(information as of December 31, 2010)

Residential portfolio totals $26.9 million

Primarily “accommodation” jumbos to local high net worth individuals

Avg. LTV of portfolio at origination is less than 50%

No nonaccrual or loans past-due 30 days or more

We have never had a loss in this portfolio

Sullivan Financial Services, Inc. (wholly-owned subsidiary)

Residential Mortgages sold on a flow basis, servicing released (i.e., fee-based model)

Efficient and scalable platform

Managed by mortgage banking veterans

Very low fixed cost of operations

Contributed 11% to consolidated net income in 2010.

US Gov't Agency, $9,023
Municipals, $9,227
Corp. Secs. $2,959
Mortgage-Backed and CMO's, $25,524

SOMERSET HILLS BANCORP

Investment Portfolio at Year-end 2010

We have never taken an OTTI charge, largely due
to our conservative investment philosophy

We avoid reaching for yield and stick to high
quality investments

Approximately 75% of the portfolio is guaranteed
by U.S. Gov’t/Agencies

The fair market value of our municipal securities
portfolio exceeds book value. It is a highly
granular portfolio comprised of 36 investments
(avg. $257,000) in regional municipalities.

Our corporate securities portfolio is relatively
small. All investments are rated A or higher.

The tax-equivalent yield is 4.37%, which is the
4th highest in NJ.  The weighted average re-
pricing interval is 4.4 years.

Liquidity

As a financial institution and, in particular,  a community bank, we pay close attention to liquidity management.

Currently,  approximately 10% of the balance sheet  ($30-$35 million) is held at the Federal Reserve in an overnight position

We have  substantial amounts of collateral, both securities and loans, held at the FHLB and the Federal Reserve

At year-end 2010, we had $93.9 million additional borrowing capacity at the FHLB

At year-end 2010, we had $9.7 million additional borrowing capacity at the Federal
Reserve Discount Window.

We have an additional aggregate $13 million of unsecured Fed Funds borrowing capacity from several large banks.

Positioned for Rising Interest Rates

We maintain a relatively large volume of overnight holdings

We have avoided reaching for yield in our securities portfolio

The duration of our loan portfolio is approximately 2 years

Our residential exposure (both securities and loans) remains low–approx. 17% of total assets

Approx. 50% of our loan portfolio re-prices in one year while only 20% re-prices in more than 5 years.

Our strong capital and core deposit levels bode well for rising rates

33% of our earning assets are funded by capital and noninterest-bearing demand

The average ratio of NJ commercial banks is 20% (We rank #1)

These funds bear no interest cost to bank in any rate environment

54% of earning assets are funded by interest-bearing transaction deposits

We retain pricing control (subject to market conditions), but typically reprice at a much slower pace than the general level of interest rates.

Note:  #1 Rank based on publicly traded NJ banks with assets greater than $170 million. Data sourced from SNL Financial as of year-

end 2010.

Deposit Funding

Our business model relies almost exclusively on core and other local deposits

Core deposit (i.e., non-time) balances comprised 85% of total deposits, best in NJ

Relationship-driven commercial non-interest bearing demand accounts

Paramount account, an attractive interest-bearing checking account for retail customers and not-for-profits

Escrow Ease trust accounts, servicing close to 100 Northern NJ law firms

Time deposits are raised through local branch marketing efforts only.

We do not accept brokered deposits

We rarely advertise

Average core deposits grew by 9.7% in 2010 from 2009, driven principally from:

Favorable economic conditions

Superior customer service

Strength and soundness of our bank, which we believe is well-known in our operating area

$400,000
$300,000
$200,000
$100,000
$-
10,000
9,000
8,000
7,000
6,000
5,000
# of Core Accounts
8,315
8,668
9,687
$39,785
$143,954
$48,055
$57,681
$146,325
$53,811
$43,069
$159,208
$60,330
2008
2009
2010
Demand
Int. Bearing Transaction
Time
# of Core Accounts

SOMERSET HILLS BANCORP

Deposit Mix Trends
($ thousands, annual averages)

Core Deposits have increased by 14.3% over the past two years.

Expense Control

($ thousands)

Increase/(Decrease)

2010

2009

Amount

Pct.

Occupancy

$  1,664.9

$  1,881.6

$  (216.7)

-11.5%

Printing, Stat & Supplies

133.2

186.0

(52.9)

-28.4%

Legal Fees

38.4

85.9

(47.5)

-55.3%

Correspondent Bank Fees

58.6

94.0

(35.4)

-37.6%

Audits and Exams

261.1

286.3

(25.2)

-8.8%

Telephone

         68.9

         92.7

      (23.8)

-25.7%

Total Reductions

    2,225.1

    2,626.4

    (401.4)

-15.3%

All Other Expenses

    7,414.9

    7,482.6

      (67.6)

-0.9%

Total Operating Expense

$  9,640.0

$ 10,109.0

$  (469.0)

-4.6%

Continued success in reducing overhead, with a focus on the following areas:

More efficient use of office space and equipment

Reduced branch lease expense upon renewal

Reduced use of outside consultants and advisors

Negotiating better terms with vendors (and changing vendors, if necessary)

Technology

As a community bank, we generally do not implement cutting-edge technology;  however, we have the capability to deploy cost-effective technology,  whenever advantageous

We recently enhanced our debit card fraud detection systems.

We are the first community bank to implement Trusteer’s Rapport  identity protection product

Remote deposit capture for our commercial customers

Expands our geographic reach and provides immediate cost savings

Mobile “Text” Banking

The fastest growing delivery channel

Recently implemented first stage functionality with strong initial customer adoption.

Yesterday, we declared a quarterly cash dividend of 6 cents per share

Represents a dividend yield of 2.7% (assuming $8.75 share price)

We were one of just a handful of banks nationwide that raised its cash dividend in 2010.

Our financial strength and performance bode well for potentially higher cash dividends and additional stock dividends in future periods.

Dividends

We have a unique and valuable community banking franchise

We operate in one of the wealthiest regions in the Nation

Our asset quality metrics are among the best

We have a superior deposit mix

We are strongly capitalized

We are positioned well for a higher rate environment

Our staff is highly experienced

Each of our key executives, and a majority of our staff, has significant industry experience at both large and community-based banks

We are patient and disciplined

Our track record speaks for itself

We will not force growth, but will rather maintain our strict underwriting standards

Shareholder value focused

We will be opportunistic regarding acquisition and merger of equals opportunities

We recognize that our franchise is valuable to larger banks in region

Summary